Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Commitments and Contingencies

24.	Commitments and Contingencies

TR1 Master Fund loans

The Company has filed claims in connection with ongoing receivership proceedings against certain Traynor Ridge Capital entities (Note 9), alleging that improper and unlawful trading activities in the Company’s securities caused a significant decline in its share price and resulted in substantial financial losses, including impairment of a planned equity financing. The Company is seeking damages of up to $25 million per respondent on a joint and several basis. A threshold hearing is scheduled to determine whether the claims disclose a valid cause of action. At this stage, the outcome of the proceedings is uncertain, and no amounts have been recognized in the consolidated financial statements. The Company is seeking to offset any amounts outstanding under the TR1 Master Fund loans (Note 9) against damages claimed by the Company.

Close-out Fund

The Company’s subsidiary PPE Turkey, committed to contribute to the Close-Out Fund (Note 12) where it has deposited 10% of natural gas revenue from the SASB project into the Close-Out Fund until an amount agreed to by both parties is attained. PPE Turkey did not meet its commitment during 2025 and as a result its contribution to the Close-Out Fund is short by approximately $33,000. PPE Turkey was disposed of subsequent to year end (Note 25).

Arbitration

The Company through its’ subsidiary PPE Turkey has advanced arbitration against an offshore drilling rig contractor for $20.3 million for gross negligent and breach of contact involving health and safety issues during the prior year drilling program resulting in loss and damages to Company (the “Trillion Losses”). Liability is not admitted, the litigation is at the inception, and thus, legal counsel has advised that it is too soon to predict the outcome or the quantum of damages that will be assessed. In accordance with guidance for contingent assets and liabilities, no provision for any potential recovery of the Trillion Losses will be made until recovery is virtually certain. If the Company’s claim is successful, the award will exceed the amount, if any, that is payable to the drilling contractor in its claim.

The Company’s subsidiary PPE Turkey is defending an action brought by the same drilling contractor in Europe to which it has advanced an arbitration claim, for drilling services seeking $3 million. This amount has fully been recorded in accounts payable in accordance with guidance as there is significant uncertainty as to the outcome of the arbitration. PPE Turkey was disposed of subsequent to year end (Note 25).

Third party liability claim

As at December 31, 2024, the Company included in accounts payable and accrued liabilities a potential liability for an invoice in the amount of $144,247, issued to a 3rd party with whom the Company previously had a farm-in arrangement. The vendor is claiming that the Company is liable given the previous relationship. As at December 31, 2025, the Company included in accounts payable and accrued liabilities an additional $1,880,855 related to additional claims for invoices issued to the 3rd party. The claims and related accruals were held within PPE Turkey that was disposed of subsequent to year end (Note 25). The Company disputes the asserted claims, and the ultimate resolution of these matters remains uncertain.

Dispute with former employees

The Company has filed claims against, and has received counter claims from former employees of PPE Turkey which was disposed of subsequent to year end (Note 25). Management believes the claims against the Company are without merit. Accordingly, no provision has been recognized as at year end. The ultimate outcome of the proceedings cannot presently be determined.

TRILLION ENERGY INTERNATIONAL INC.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2025 and 2024

(Expressed in U.S. dollars)